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yFn' ^½ß÷úÿ ÿÿÿËÿÿï□□~□‰®]¿¶Ðdí±m.æ±îîîÚîîî1-ëu)dö›òôàÐ@NÞêŠY–JÂ›më9~…âÚîîî±îîîÚþ{Ìð
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¿äÐú»?^½¿¶ÕäxàÝÝÝ,ÝÝÝéÝÝÝ,ÝÝý□□më9îîîÚîÞµàÙ÷»?½£.□nM~Ö¿»àÙÐë□©E~□□tçØÇ K
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¿äÐú»?^½¿¶ÕäxàÝÝÝ,ÝÝÝéÝÝÝ,ÝÝý□□më9îîîÚîÞµàÙ÷»?½£.□nM~Ö¿»àÙÐë□©E~□□tçØÇ K
»»à~□Y.Ê»□□P]4yÉ‹^¿äà-¿□àð»TMÖÝéÝÝÝàÇü»?}^□Â~¿éæ%Tç□ãÒàÃòêÖµ%M□‹Ùtç´ú"»»à□MuâÖ¯‹¿äÐ{
ú□□}~ðÿÿÿËÿÿÿ ÿ¿»ÔöÐã†äõ »»à□MuâÖ¯‹¿äÐ{ô□□=~ðÿÿÿËÿÿÿ ÿ¿»ÔöÐã†äõ
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¿»äú»□"~îîÚîî¿¯l2÷□Ÿ»»Ð□vŽmÐ'ÎËàø»□Z¿»ÐµÒ÷»?M¿»□w~¿□àð»TMÖÝéÝÝ¿¯ü»□
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‹»Ðôä□=~Úîîî±þ{Ì‹ø»□âç÷»?M^
à»Ðú□□}~¡ö»□Ikö›QMö K
»»Ð□vŽmÐ'ÎËàø»□j¿»à□àØFj¿»ÐµÑÕÝéÝÝý$Ì}kÂ›-^Ì¿éÐPý÷}4ö›□yö
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Ž2äõ»?-□M@ÿÿÿËÿÿÿ ÿÿÿËÿÿÿ ÿÿÿËÿßC§òLBÀñ□Ð;ý÷Òƒf¿é□dý÷¿½÷»T~M^9¿»Ð«»□=J???V{ww(wwwCww
w(wwwCww–K
{ww(wwwCwww(wwwCww–»»Ð□vŽmÐ'ÎË£º»ÐpôúÿÛû›}ÖÒçä□çh×□Ý4ë‡åçþOÌLŸ{ww(wwwCwww(wwwCww–K
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fÞYJÖ²^¸&¿à□]~□;ýòÚpôú"{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚDô¥"»»Ð□□ÏË‹»Ðg»fÞYJRbçö^
½¿ÝÕä×‹ýòÚðöŠ¯□< øîÄñŠðMœ¯□
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¯Mœ›? {ww(wwwCwww(wwwCww–K
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{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»àÙÐt·º]~þ-‹]¿□Ðë'à»Ðêåôñ}□næ¯j½ë÷¥"»»Ð□□ÏË‹»Ðg»f□Mru.n-
□ŽÒÑ×IÖp¯MD›?
{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚDô¥"»»Ð□□ÏË‹»Ðg»f□Mru.n-□ŽÒÑ×IÖp¯Ml›ñÚÄ¬□¯M(¯ñÚ›
ùú"{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄö¥"»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄö¿l¯?V{ww(wwwCwww(w
wwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄó¥"»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄó¿l¯?V{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»
Ð8äfþÆÚÄñ¥"»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄñ¿l¯?V{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄù¥"»»Ð□□
ÏË‹»à&àà(]J□dý-ÚÄù¿l¯?V{ww(wwwCwww(wwwCww–K
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»»Ð□vŽmÐ'ÎËàø»□™¿»Ð»Õé÷„»ÐëŽÖÝÝéÝÝ¿¯ÜCØÆLBô®‹=¿□Ðéñä□□¿□Ð[□à»àð□□MÆ™□¿»ä·f¿¶Ðdý§{ww(
wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»àÙÐt·º]~þ-‹-¿□ÐäÕ¶÷˚»äêÑô®}^□©~¿é□%TçæãÒå¸¯n-jÒäñÂMw~›?
»»Ð□□ÏË‹»Ðg»f□Mru.n-□ŽÒÑ×IÖp¯MD›?
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{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚDô¥"»»Ð□□ÏË‹»Ðg»f□Mru.n-□ŽÒÑ×IÖp¯Ml›ñÚÄ¬□¯M(¯ñÚ›
ùú"{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄö¥"»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄö¿l¯?V{ww(wwwCwww(w
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ÏË‹»à&àà(]J□dý-ÚÄù¿l¯?V{ww(wwwCwww(wwwCww–K
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»»Ð□vŽmÐ'ÎËàø»□J¿»Ð»Õàr&¿»ÐµÑÕÝéÝÝ¿¯ÜCØÆLBô®‹=¿□Ðéñä□□¿□Ð[□à»àð□□MÆœ□/»?}köÄ□MÖK¿Ø{!
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»Ð□□ÏË‹»Ðg»f□Mru.n-□ŽÒÑ×IÖp¯MD›?
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ùú"{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄö¥"»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄö¿l¯?V{ww(wwwCwww(w
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ð»ÖŸÝéÝý{"¿»à4MÖò…Äö‹X¯¡Mc¿Èö.ÚÄñÖl¯¡yœ¿È©ú"»»ÐvŽmÐ'ÎËàø»Z¿»ÐµÒ÷»?M¿»w~¿àð»TMÖ
ŸéÝŸ¿¨ü»
Y/¿·ò»i¿»¿ð»‰åñ»T¿»äd¿§»^‹»à-à»à÷M^R¿»ÐÎ»}!þö‹‹»Ðûä^Ä»}à»Ðk»à»ÐdÉ"»»Ð
vŽmÐ'ÎËàø»j¿»àÉ¿»à».ò¿»ÐÀ»=!îîîÚîþ{"¿»ÐwøòL0ñ‹Z¿»ÐµÒ÷»?M¿»w~¿àð»TMÖ‹ø»¿»à
¢¿»à¯»Mâ? {ww(wwwCwww(wwwCww–»»Ð¾Ö;Ïÿ¿»Ð8äfþ–^½ë¨:
»»àÙÒÒçÓ×Ü¼£»}–¢ò‹^‹»à-à»àñ.-à»ÐÔ=~¡"»»ÐÏË‹»ÐçzÑé÷¯.]B*.=.i~/¯1-^ÒÐñ›M(~¯?
={ww(wwwCwww(wwwCwwwVK Kô^à»àÒÒÒä&¡»^‹»àb
)ÞÉ»à»Ð[*þ»Q¿»ÐPTçâÂnÒ,®~-qþ»j¿»à=R)þ¿äÐdTÓò
{ww(wwwCwww(wwwCww–»»ÐvŽmÐ'ÎËàø»j¿»àÉ¿»à».2¿»ÐÀ»=!îîîÚîþ{"¿»ÐwøòL0ñ‹j¿»àÉ¿»àÄ»
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»n¦»^‹»àÒ©»M‹»Ðã ? »»ÐÏËÈ»M1¿ÙYJRbçp¯^¯ {ww(wwwCwww(wwwCww–K
Kô^à»àÒÒÒä&¡»^‹»àbÂØd«{ww(wwwCwww(wwwCww–»»Ð¾Ö;Ïÿü»"Fnæ¯^½´÷ú"»»ÐÏËÈ»M1¿ÙYJRb
çpêõ:={ww(wwwCwww(wwwCww–K
Kô½à»àxÖRþ»T}¿»ädçöV{ww(wwwCwww(wwwCww–»»ÐvŽmÐ'ÎËàø»)àú»T^MúäÐdÝéÝÝÝ¢{Ì¿à
M©òÚÄÂ‹l¯þM‹¿üöÚ›ñ‹l›¡MœàÈöú§»»ÐvŽmÐ'ÎËàø»Y¿»Ð»v¿»ä¿äÐdÝéÝÝÝ¢{Ì¿Ì»¿ð»yö
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»»ÐvŽmÐ'ÎËàø»)àñ»T^M®Úîîî±îî¿óü»b„/ÏÀñ‹¿ð»yÖ¿§»m‹»Ðä)¿»Ð5¿»dý"{ww(wwwCwww(w
wwCww–»»ÐvŽmÐ'ÎËàø»‰G¿»ãçîÚîîî±î¿ÇÈ»}4ö›yÖî_Mö¢yl¿È©ÚÄÇ‹l¯þM¿üöÚ›ù‹l›"»»Ðv
ŽmÐ'ÎËàø»‰§¿»çç îÚîîî±î¿ÇÈ‹¿»{õ»?=~þÐÌ¿»ä·f¿¶ÐdýÅlDŸ»»ÐvŽmÐ'ÎËàø»J¿»Ð´÷»¿»Ðz¿»
ÐÎ»}!îîîÚîþ{"/¿ø½Gà»ÐãÖ_¿»ç%ÑŸ÷›.Bu.
.]~pêÖêM¿†tç÷?¿Áf·f¿ŸÐdý©lDŸ{ww(wwwCwww(wwwCww–K K y¿»kF~fMö K
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ªmŸçDGCòÌ¬ª•ªªÌèAæ&ÀK Kßúä½k‹ÈÌ¿àä÷»?-.±îþ»?
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9ŸŸ,ŸlÌøüÚ÷äMfÉ»}à»Ðkr~¯ÿ ÿÿ»?®mŸ,LÀÌøÚÚtŸ,ŸŸŸéÌ2üòÿËœ˜) 9ü/ÌÌÌÖi¦Ã?ø ÿœ˜¤v
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9ŸŸ,Ÿ‹ÌøüÚ÷äŽUæåç¿äÐú»?½k¯ ÿÿ¿àÚÖ,ÍDÌø®M×,ŸŸŸéŸl!^Æ/ÿËÿ¡LBÊ‹ÁÌÌ":Q¤üf ÿÿ•B•
ÌÌÌøÌÌÌ"ÌÌlöÌÌÌ"Ì&ÌøÌÌÌ"ÌÌ3ÌÌÌl;ÌÌøÌ"Üê¿Ù'}Nf»ÕZ}âàÙ4ëAîîî±îî"èàÕë‡ÚlŸ9ŸŸ,ŸÌøü
Ú÷äŽUæåç¿äÐú»?½k¯ ÿÿ¿àÚÖ,ÍDÌø®M×,ŸŸŸéŸl#Ã/ÿËÌC3Ç‹ÁÌÌc"a4güf ÿÌC-F3˜ÌÌÌøÌÌÌ"Ì
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¿äÐú»?½k¯ ÿÿ¿àÚÖ,ÍDÌø®M×,ŸŸŸéŸl&EÀ/ÿËÌGf,drÃ‹ÁÌÌ#d6G7üf ÿÌGRsdrœÌÌÌøÌÌÌ"ÌÌlöÌÌÌ"Ì&
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_ÌÌÌvkÌÌøÌ%Üê¿Ù'}Nf»ÕZ}âàÙ4ëAîîî±î%èàÕë‡ÚlŸ9ŸŸ,Ÿ|ÌøüÚ÷äŽUæåç¿äÐú»?½k¯ ÿÿ¿àÚÖ,
ÍDÌø®M×,ŸŸŸéŸl$Ã/ÿËYÖ‡'Ä‹ÁÌÌN˜•×ÌÜf ÿm‰‡'›ÌÌÌøÌÌÌ"ÌÌlöÌÌÌ"Ì&ÌøÌÌÌ"ÌÌWÌÌÌÌ;ÌÌø
Ì@Üê¿Ù'}Nf»ÕZ}âàÙ4ëAîîî±î@èàÕë‡ÚlŸ9ŸŸ,ŸÌøüÚ÷äŽUæåç¿äÐú»?½k¯ ÿÿ¿àÚÖ,ÍDÌø®M×,Ÿ
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